Exhibit 99.1

Raymond James Investor Meetings June 25-26, 2019

Important Statements Safe Harbor Regarding Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Shore Bancshares, Inc. (the “Company”). Forward-looking statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would” and “could.” These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the forward-looking statements, including, without limitation, the following: the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; fluctuations in interest rates and in real estate values; monetary and fiscal policies of the Board of Governors of the Federal Reserve System and the U.S. Government and other governmental initiatives affecting the financial services industry; the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; the Company’s ability to access cost-effective funding; the timely development of and acceptance of the Bank’s new products and services and the perceived overall value of these products and services by users, including the features, pricing and quality compared to competitors’ products and services; expected cost savings, synergies and other benefits from the Company’s merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; fluctuations in real estate values and both residential and commercial real estate market conditions; demand for loans and deposits in the Company’s market areas; legislative or regulatory changes that adversely affect the Company’s business; results of examinations of the Company and its subsidiaries by their regulators, including the possibility that such regulators may, among other things, take regulatory enforcement action or require the Company’s bank subsidiary to increase their reserves for loan losses or to write-down assets; the impact of technological changes; and the Company’s success at managing the risks involved in the foregoing. Any forward-looking statements are based upon management’s beliefs and assumptions at the time they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking statements discussed might not occur, and you should not put undue reliance on any forward-looking statements. 2

Name Title/Function Entity Years in Banking Years with Company L. Lloyd “Scott” Beatty, Jr. President and Chief Executive Officer SHBI, Bank 25 13 Edward C. Allen EVP and Chief Financial Officer SHBI, Bank 41 8 Donna J. Stevens EVP and Chief Operating Officer SHBI, Bank 38 21 Charles E. Ruch, Jr. EVP and Chief Credit Officer Bank 31 13 Michael T. Cavey EVP and Chief Lending Officer Bank 34 5 W. David Morse EVP and Legal Counsel SHBI, Bank Bank 27 32 28 3 Jennifer Joseph EVP and Chief Retail Banking Officer 228 91 SHBI: Shore Bancshares, Inc. Bank: Shore United Bank * Reference Page 24 Biographies Management Team 3

Financial Summary As of March 31, 2019 Total Assets: $ 1.486 billion Gross Loans: $ 1.212 billion Total Deposits: $ 1.237 billion Total Shareholder’s Equity: $ 187.1 million Tangible Common Equity: $ 166.9 million Tangible Book value per Share: $ 13.06 Branches: Holding Company 1 Depository and Wealth Management 22 Loan Production Office 2 Shares Outstanding (March 31, 2019) 12,779,809 Closing Stock Price (March 31, 2019) $ 14.91 Market capitalization (March 31, 2019) $ 190.5 million Price/Tangible Book value per Share: 1.14 Headquarters: Easton, Maryland 4

Strategic Direction ⚫ Market Expansion ▪ LPO’s and Strategic Branching ▪ Acquire Banks Contiguous to our Existing Markets ▪ Leverage Back Office Capability ▪ Additions to Staff Were Primarily Production ● Striving to be the Bank and Employer of Choice on the Delmarva ▪ Dominant Independent Locally Headquartered Company in our Footprint ⚫ Marketing Strategy ▪ Drive Profitability ▪ Emphasis on Core Deposits & Cost of Funds ▪ Capitalize on New Market Opportunities ▪ Increase Referrals ▪ Diversify Loan Portfolio ▪ Diversify Revenue – Banking, Service Charges, Wealth Management ▪ Grow Assets under Management 5

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Selected SHBI Market Highlights ▪ Median Household income for entire franchise is $85,459 in MD, $66,479 in DE, $73,579 in VA, vs. $63,174 for the US. ▪ Projected HH income change (2019-2024) is 9.01% for MD, and 5.61% for DE, and 7.93% for VA ▪ Projected 5-year population growth rate (2019-2024) in overall market = 5.63% for MD, 8.64% for DE, and 6.91% for VA ▪ SHBI deposit market rank/share by county (2018): Delaware Rank Share #Branches Kent #6 4.89% 4 Virginia Accomack #5 0.59% 1 7

Deposit Market Share: SHBI Market

Market Rank	Ticker	Company Name	City (HQ)	HQ State	Branches 2018	Total Deposits 2018 ($000)	'18 Market Share(%)
1	BAC	Bank of America Corp.	Charlotte	NC	41	6,280,377	19.63
2	MTB	M&T Bank Corp.	Buffalo	NY	54	5,058,554	15.81
3	PNC	PNC Financial Services Group Inc.	Pittsburgh	PA	58	3,825,165	11.96
4	BBT	BB&T Corp.	Winston-Salem	NC	51	3,599,255	11.25
5	WFC	Wells Fargo & Co.	San Francisco	CA	26	2,872,780	8.98
6	SHBI	Shore Bancshares Inc.	Easton	MD	21	1,177,470	3.68
7	FNB	FNB Corp.	Pittsburgh	PA	13	870,144	2.72
8	HBMD	Howard Bancorp Inc.	Baltimore	MD	10	834,963	2.61
9	FULT	Fulton Financial Corp.	Lancaster	PA	10	807,618	2.52
10	---	Rosedale Federal Savings & Loan Association	Baltimore	MD	7	589,498	1.84
11	---	Capital Funding Bancorp Inc.	Baltimore	MD	1	582,524	1.82
12	COF	Capital One Financial	McLean	VA	5	572,881	1.79
13	SASR	Sandy Spring Bancorp Inc.	Olney	MD	3	422,318	1.32
14		Old Line Bancshares Inc.	Bowie	MD	7	415,794	1.30
15	---	Queenstown Bank	Queenstown	MD	8	412,339	1.29
16		PSB Holding Corp.	Preston	MD	8	352,027	1.10
17	WSFS	WSFS Financial Corp.	Wilmington	DE	7	334,414	1.05
18	DLMV	Delmarva Bancshares Inc.	Cambridge	MD	6	288,063	0.90
19		Orrstown Financial Services Inc.	Shippensburg	PA	4	281,395	0.88
20		Revere Bank	Rockville	MD	2	267,220	0.84
		Other Market Participants (24)			55	2,144,240	6.70
		Total			397	31,989,039	100.00

NOTE: SHBI Market defined as Maryland Counties of Kent, Queen Anne's, Talbot, Caroline, Dorchester, Baltimore, Howard; Kent County, Delaware; and Accomack County, VA.
SOURCE: SNL Analysis YE2018

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Shore Bancshares

Competitors’ Branch Proximity Report Within 1 Mile Within 5 Miles Competing Branches Deposits in Competing Branches Competing Branches Deposits in Competing Branches Shore Bancshares, Inc. 21 1,177,470 Money Centers/Regionals 34 2,596,035 155 32,393,622 Community Banks 26 1,239,582 59 2,695,511 Credit Unions/Other 12 120,446 40 5,690,415 TOTALS 72 3,956,063 272 40,779,548 Deposits as of 6/30/18. SOURCE : SNL. 9

Loan Portfolio Commercial Real Estate Concentration as of 3/31/19: -Non-Owner Occupied Commercial Real Estate – 304.4% of total risk based capital -Construction – 91.5% of total risk based capital -Hotel – 58.5% -Retail – 54.6% Coverage Ratio of 120 – 140%. (Dollar Value in Thousands) As of March 31, 2019 Loan Type Balance % of Total Construction - 1-4 family residential - Other $ 142,071 13,796 128,275 11.7% Residential Real Estate - Secured by 1-4 family-revolving - Secured by 1-4 family-closed end - Secured by multifamily residential $ 427,023 52,791 342,910 31,322 35.2% Commercial Real Estate - Secured by farmland - Secured by owner-occupied - Secured by hotel - Secured by non-owner retail - Secured by other $ 529,229 37,641 194,182 90,712 84,664 122,030 43.7% Commercial - Loans to finance agriculture production - Commercial and industrial loans $ 106,172 495 105,677 8.8% Consumer - Auto - Other $ 7,221 689 6,532 0.6% Total $ 1,211,716 100.0% Commercial 8.8% Consumer 0.6% Construction 11.7% Residential Real Estate 35.2% Commercial Real Estate 43.7% 10

Credit Quality Statistics 3/31/2019 3/31/2018 3/31/2017 NON-PERFORMING ASSETS Nonaccrual Loans $ 15,360 $ 7,009 $8,729 90+ or More Days Past Due 47 61 118 Other Real Estate Owned 979 1,569 2,354 Total Non-Performing Assets 16,386 8,639 11,201 Performing TDRs (Yield 4.15%) 7,828 9,726 12,782 Total NPAs + TDRs $24,214 $18,365 $23,983 NPAs / Assets (%) 1.10 0.61 0.96 NPAs + TDRS / Assets (%) 1.63 1.29 2.06 RESERVES Loan Loss Reserve $10,418 $ 9,918 $ 8,927 Reserves / Gross Loans (%) 0.86 0.89 1.00 Reserves / NPLs (%) 67.83 141.50 102.27 Reserves / NPLs+TDRs (%) 43.02 54.00 37.22 NET CHARGE-OFFS Net Charge-Offs $ 25 $ 352 $ 226 11

Credit Trends: NPAs & TDRs 3/31/2019 3/31/2018 3/31/2017 Construction $ 2,814 $ 3,977 $ 7,883 Residential Real Estate 7,253 6,030 7,974 Commercial Real Estate 12,841 6,426 5,663 Commercial 327 363 0 Consumer 0 0 109 Total $ 23,235 $ 16,796 $ 21,629 OREO 979 1,569 2,354 Total NPAs & TDRs $ 24,214 $ 18,365 $ 23,983 12

Securities Portfolio (Dollars in thousands) Amortized Cost G Gross Unrealized Gains/(Losses) E Estimated Fair Value Available-for-sale securities: March 31, 2019 U.S. Government Agencies $ 34,194 $ (383) $ 33,811 Mortgage-backed 118,652 (1,649) 117,003 Total $ 152,846 $ (2,032) $ 150,814 Held-to-maturity securities: March 31, 2019 U.S Government Agencies $ 1,498 (11) $ 1,487 States and Political Subdivisions 1,401 10 1,411 Financial Institutions Subordinated Debt 3,000 (33) 2,967 Total $ 5,899 $ (34) $ 5,865 Equity Securities 1,290 9 1,299 Total Securities $ 160,035 $ 157.978 Average Yield 2.45% Average Duration 3.1 years 13

Attractive Deposit Base (Dollar Value in Thousands) March 31, 2019 Deposit Type Balance % of Total Average Rate Noninterest Bearing Demand $ 345,151 27.9% 0.00% Interest Bearing Demand 246,945 19.9 0.61 Money Market & Savings 384,630 31.1 0.85 CDs $100,000 or more 98,027 7.9 1.24 Other Time 140,437 11.4 1.02 Brokered Deposits 22,079 1.8 2.37 Total Deposits $1,237,269 100.0% Total Cost of Interest Bearing Deposits 0.89% Total Cost of Deposits (Including Non-interest bearing deposits) 0.65% Total Cost of Funds (Including Borrowings) 0.72% Noninterest Bearing Demand 27.9% Interest Bearing Demand 19.9% Money Market & Savings 31.1% CDs $100k or more 7.9% Brokered 1.8% Other Time 11.4% Deposit Type 14

Income Statement from Continuing Operations (Quarterly) (Dollars in thousands, except per share amounts) 1Q19 4Q18 3Q18 2Q18 1Q18 Interest income 14,660 14,894 14,236 13,674 $13,103 Interest expense 2,266 2,168 1,289 1,041 774 Net interest income 12,394 12,726 12,947 12,633 12,329 Provision for credit losses 100 460 307 418 489 Noninterest income 2,188 2,112 2,465 2,296 2,140 Noninterest expense 9,343 9,216 9,310 8,853 9,452 Income (loss) before income taxes 5,139 5,162 5,795 5,658 4,528 Net (loss) income $ 3,828 $ 3,853 $ 4,256 $ 4,192 $ 3,462 Net Interest Margin 3.61 3.58 3.76 3.79 3.83 EPS diluted $ 0.30 $ 0.30 $ 0.33 $ 0.33 $ 0.27 15

Sale of Avon Dixon 16 $(000) 12/31/2018 Net Proceeds from Sale of Avon Dixon $ 25,159 Less: Net Assets Sold 12,423 Income Tax Expense 4,124 Net Gain After Tax Expense from Sale 8,299 Net Income from Core Operations 16,698 Total Net Income $ 24,997 Earnings Per Share from Sale of Avon Dixon $ 0.65 Earnings Per Share from Core Operations 1.31 Total Earnings Per Share $ 1.96

Key Ratios As of March 31, 2019 YTD 3/31/19 12/31/18 12/31/17 Return on Average Assets 1.06% 1.04% 0.87% Return on Average Equity 8.39 8.83 7.05 Net Interest Margin 3.61 3.58 3.76 Non-interest Income/Operating Revenue (NII) 17.65 16.60 38.99 Non-interest Income/Average Assets(1) 0.61 0.63 1.38 Non-interest Expense/Average Assets(1) 2.59 2.56 3.20(4) Efficiency Ratio (Non-GAAP) (2) 62.81 60.18 58.91(4) Nonperforming Assets/Assets (Excluding TDRs) (3) 1.10 1.21 0.53 Nonperforming Assets/Assets (Including TDRs) (3) 1.63 1.80 1.49 Tangible Common Equity/Tangible Assets 11.39 11.13 9.65 Return on Tangible Common Equity 9.72 11.34 8.36 (1) Non-interest income and expense are annualized for comparative purposes. (2) Noninterest expense (excluding amortization of intangible assets) as a percentage of fully taxable net interest income and noninterest income. (3) Nonperforming assets (NPAs) include nonaccrual and 90 days past due and still accruing loans, accruing troubled debt restructurings and net other real estate and other assets owned (4) Less acquisition costs of NW 17

Capital Ratios (Bank Only) 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 3/31/2019 YE 2018 YE 2017 10.03% 9.79% 9.44% 11.97% 11.84% 11.45% 12.86% 12.73% 12.36% 11.97% 11.84% 11.45% Tier 1 Leverage Ratio Tier 1 Risk-Based Capital Ratio Total Risk-Based Capital Ratio Common Equity Tier 1 18

Institutional Ownership as of 3/31/19 Major Holders % of Ownership Wellington Management Company 7.70% Blackrock Inc. 6.28% Vanguard Group Inc. FJ Capital Management LLC 5.30% 4.44% Banc Funds Company LLC 4.32% Manulife Asset Management 4.06% Dimensional Fund Advisors LP 3.78% Renaissance Technologies, LLC 3.11% EJF Capital 2.23% State Street Corp. 2.15% 19

Compelling Investment Considerations • Excellent Cost of Funds • Strategic plan positioned for organic growth and acquisitions • Focused on creating sustainable competitive advantages • Strengthened noninterest revenue sources • Driving a sales culture with both a commercial and retail focus while maintaining our credit discipline 20

SHBI – LTM Price Change (%) 21

Peer Group Definition Publicly traded banking companies in MD, DC, VA, DE with total assets between $1B - $5B. 22

Peer Group

Company	State	Total Assets ($000)	ROAA LTM (%)	Total Equity/ Total Assets (%)	Tangible Equity/ Tangible Assets (%)	Net Interest Margin (%)	Noninterest Inc/ Operating Rev (%)	Efficiency Ratio LTM (%)	NPAs/ Assets (%)	ROAE (%)
		2019Q1	2019Q1	2019Q1	2019Q1	2019Q1	2019Q1	2019Q1	2019Q1	2019Q1
AmeriServ Financial Inc.	PA	1,167,682	0.68	8.48	7.54	3.30	29.04	82.37	0.10	8.15
Capital Bancorp Inc.	MD	1,123,752	1.22	10.55	10.55	5.49	21.72	73.42	0.62	12.86
Codorus Valley Bancorp Inc.	PA	1,824,969	1.10	10.02	9.89	3.79	17.21	62.96	1.65	11.22
Community Finl Corp.	MD	1,711,947	0.85	9.29	8.57	3.35	7.47	59.42	1.84	9.15
First United Corp.	MD	1,416,901	0.84	8.64	7.92	3.70	25.10	69.83	1.53	9.75
Howard Bancorp Inc.	MD	2,250,559	0.28	13.35	10.30	3.78	20.90	65.74	1.13	2.08
Old Line Bancshares Inc.	MD	3,077,246	1.02	12.35	9.12	3.70	9.88	50.21	0.28	8.03
Orrstown Financial Services	PA	1,973,283	0.69	9.08	8.32	3.34	27.61	73.36	0.32	7.79
Premier Financial Bancorp Inc.	WV	1,728,465	1.34	13.03	10.30	4.10	12.94	55.90	2.24	10.63
Revere Bank	MD	2,510,251	1.22	10.96	9.87	3.74	2.47	50.45	0.12	12.08
Somerset Trust Holding Company	PA	1,266,158	0.87	8.21	8.21	4.21	20.68	78.57	1.04	11.94
Southern Natl Bancorp of VA	VA	2,704,195	1.16	13.04	9.35	3.62	10.40	51.17	0.31	9.18
Average		1,896,284	0.94	10.58	9.16	3.84	17.12	64.45	0.93	9.41
Shore Bancshares Inc.	MD	1,485,799	1.70	12.59	11.39	3.70	15.14	58.73	1.63	14.21

Fiscal Period Ended 3/31/19
Reference SNL Bank Performance Report

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Shore Bancshares

SHBI Management Team Talent, depth, unique skills • Lloyd L. “Scott” Beatty, Jr., 66, CPA, President & CEO of SHBI since June 2013, Director of SHBI since December 2000, Director of Shore United Bank (formerly the Talbot Bank and CNB) since 1992. COO from 2006 until 2012 and named President and COO in 2012. Formerly COO, private equity firm Darby Overseas Investments. Formerly Managing Partner of public accounting firm. • Edward C. Allen, 71, Chief Financial Officer Shore Bancshares Inc. and of Shore United Bank since June 2016 . Prior to that he was President & CEO of CNB, a Shore Bancshares affiliate for two years. Mr. Allen is a career banker with 40 years experience in community banks. • Donna J. Stevens, 56, Chief Operating Officer of Shore Bancshares Inc. since July 2015 and Shore United Bank since July 2016. She has been employed by the Company in various officer capacities since 1997, including Executive Vice President, and Senior Operations and Compliance Officer of CNB. Ms. Stevens is a graduate of Maryland Banking School and ABA Stonier Graduate School of Banking. • Charles E. Ruch Jr., 58, Executive Vice President and Chief Credit Officer of Shore United Bank (formerly CNB) since 2010 and joined CNB in 2006. Entered banking in 1977, holding various retail positions from teller to core manager through the 1980s with Equitable Bank. Joined AB&T as a commercial lender in 1987 and was AB&T’s Senior Commercial Lender for 10 years. Graduated from the University of Maryland in 1983. • Michael T. Cavey, 60 , Executive Vice President and Chief Lending Officer of Shore United Bank (formerly the Talbot Bank) joined the bank in 2014 as a Senior Vice President and Commercial Sales Manager. Prior to his employment in 2014 with The Talbot Bank, Mr. Cavey worked for Howard Bank as a Senior Vice President and Regional Executive for Howard and Anne Arundel Counties for five years. Prior to his position at Howard Bank, Mr. Cavey held a Senior Vice President and Commercial Team Leader positions at Sandy Spring Bank and M& T Bank. • Jennifer M. Joseph; 50, Executive Vice President and Chief Retail Officer of Shore United Bank since November 2016. Prior to her employment, Mrs. Joseph served as the Market Executive of PNC Bank, N.A. from 2011 to 2015. Mrs. Joseph entered into banking in 1986, holding various retail and lending positions, including Business Banking Sales Manager. She is a graduate of ABA Stonier Graduate School of Banking and CBA Graduate School of Retail Bank Management. • W. David Morse, 57, Executive Vice President and Legal Counsel of Shore Bancshares, Inc. and Shore United Bank (formerly the Talbot Bank) has served as Secretary and General Counsel for the Company since 2008. He began employment with Talbot Bank in 1991. He received his Juris Doctorate from the University of Baltimore and his Bachelor of Arts degree from High Point College, NC. 24